Exhibit 10.16

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

AMENDED AND RESTATED LICENSE AGREEMENT

This Amended and Restated License Agreement (this “Agreement”), dated as of June 28, 2017 (the “Effective Date”), is made by and between Northern Antibiotics Oy (Ltd.), a corporation organized under the laws of Finland (“Northern”), and Spero Potentiator, Inc., a Delaware corporation (“Spero”). Northern and Spero are sometimes hereinafter referred to each as a “Party” and collectively as the “Parties.”

WHEREAS, the parties previously entered into that certain License Agreement (the “Prior Agreement”), dated as of February 16, 2015 (the “Initial Effective Date”), pursuant to which Spero acquired exclusive rights under the Northern Patent Rights (as defined) and Northern Know-How (as defined) in order to develop and commercialize Licensed Compounds (as defined) and Licensed Products (as defined); and

WHEREAS, the Parties now desire to amend and restate the Prior Agreement in the form of this Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

Section 1. Definitions.

For the purpose of this Agreement, the following words and phrases shall have the meanings set forth below:

1.1 “Affiliate” of an entity means any other entity which (directly or indirectly) is controlled by, controls or is under common control with such entity. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to an entity means (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent 50%) of the equity interests with the power to direct the management and policies of such entity, provided that if local law restricts foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.

1.2 “Confidential Information” means all Technology, chemical or biological materials, marketing plans, strategies and customer lists, and other information that are disclosed or provided by such Party or its Affiliates to the other Party or its Affiliates, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other by the disclosing Party or its Affiliates in oral, written, graphic, or electronic form.

1.3 “Confidentiality Agreement” means that certain Confidential Disclosure Agreement, dated [***], by and between Northern and Spero Therapeutics, Inc.

1.4 “Controlled” or “Controls”, when used in reference to patent or other intellectual property rights or Technology, means the legal authority or right of a person or entity to grant a license or sublicense of intellectual property rights to another person or entity, or to otherwise disclose or provide Technology to such other person or entity, without breaching the terms of any agreement with a different person or entity.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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1.5 “Improvements” means all Technology that amount to improvements to any of the inventions related to the Licensed Compounds and claimed by the Northern Patent Rights or to the Northern Know-How related to the Licensed Compounds and made, developed, conceived, owned or otherwise Controlled by Northern or any of its Affiliates after the date hereof, whether or not patentable or patented.

1.6 “Licensed Compound” means (a) the compounds described in Exhibit A and (b) any [***] of any compounds covered by the foregoing clause (a) or this clause (b).

1.7 “Licensed Product” means any pharmaceutical product containing a Licensed Compound (alone or with other active ingredients), in all forms, presentations, formulations and dosage forms.

1.8 “Northern Know-How” means all Technology, now existing or hereafter arising during the time the license grant set forth in Section 2.1 is in effect, owned or otherwise Controlled by Northern or any of its Affiliates, that is related to the Northern Patent Rights and that is reasonably necessary or useful for the manufacture, use, sale, offer for sale, importation, research, development or commercialization or other exploitation of any Licensed Compounds or Licensed Products or Improvements. Exhibit B attached hereto lists specific Northern Know-How.

1.9 “Northern Patent Rights” means the patents and patent applications that claim any Licensed Compounds, listed in Exhibit C attached hereto, and (a) any foreign counterparts thereof, (b) all divisionals, continuations, continuations-in-part thereof or any other patent application claiming priority directly or indirectly to (i) any of the patents or patent applications identified on Exhibit C or (ii) any patent or patent application from which the patents or patent applications identified on Exhibit C claim direct or indirect priority, and (c) all patents issuing on any of the foregoing, and any foreign counterparts thereof, together with all registrations, reissues, reexaminations, renewals, supplemental protection certificates, or extensions of any of the foregoing, and any foreign counterparts thereof, plus the Northern Improvement Patents. For avoidance of any doubt, Northern Patent Rights do also claim or cover other compounds than Licensed Compounds (hereafter called as “Other Compounds”). Furthermore, Northern may in the future also have patent applications or patents that claim or cover Other Compounds only, i.e. no Licensed Compounds at all, such patent applications and patents being totally excluded from Northern Patent Rights and consequently also from Exhibit C.

1.10 “Northern Improvement Patents” means all patents and patent applications owned or otherwise Controlled by Northern during the term of this Agreement that claim any Improvements or their manufacture or use, which shall be listed in Exhibit C as contemplated by Section 5.1.

1.11 “Technology” means know-how, trade secrets, chemical and biological materials, formulations, information, documents, studies, results, data and regulatory approvals, filings and correspondence (including DMFs), including biological, chemical, pharmacological, toxicological, pre-clinical, clinical and assay data, manufacturing processes and data, specifications, sourcing information, assays, and quality control and testing procedures, whether or not patented or patentable.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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1.12 “Third Party” means any person or entity other than Spero or Northern or any of their Affiliates.

Section 2. License Grants by Northern.

2.1 Exclusive License. Northern, for itself and on behalf of its Affiliates, hereby grants to Spero a non-transferable (except in accordance with Section 9.1), exclusive (even as to Northern and its Affiliates), worldwide license, with the right to sublicense in accordance with Section 2.2, under the Northern Patent Rights and Northern Know-How, to make, have made, use, sell, offer to sell, import, research, develop, commercialize and otherwise exploit Licensed Compounds and Licensed Products and Improvements. For avoidance of any doubt, it is understood and accepted that Northern Patent Rights and Northern Know-How also claim, cover or relate to Other Compounds, and that this Exclusive License to Spero does not include any rights whatsoever to said Other Compounds. Nothing in this Agreement prevents Northern from granting to Third Parties, on an exclusive and worldwide basis, Northern Patent Rights, Northern Know-How or Improvements claiming, covering or related to Other Compounds (but unequivocally excluding any rights whatsoever to any and all Licensed Compounds), without any obligations whatsoever to Spero or its Affiliates.

2.2 Sublicenses. The licenses granted in Section 2.1 include the right to grant sublicenses (through multiple tiers) to sublicensees (each, a “Sublicensee”); provided that Spero shall remain responsible for the performance of its Sublicensees hereunder. Spero shall provide Northern with a copy of the sublicense agreement for its Sublicensees within [***] of execution, which copy shall be treated as Confidential Information of Spero hereunder.

2.3 Consideration. As remuneration for the exclusive license under Section 2.1:

(a) Spero will pay to Northern up to an aggregate of $2,500,000 (the “Near Term Milestone Payment”) in one or more payments upon achievement of the “Near Term Milestone Events” as follows, regardless of whether the relevant Near Term Milestone Events listed below are achieved by Spero, one of its Affiliates or a Sublicensee:

	Near Term Milestone Event	Near Term Milestone Payment Amount
1	[***] if no more than one Near Term Milestone Event has previously been achieved but the aggregate Near Term Milestone Payment paid or payable at such time is $[***].	$[***]

2	[***] if no more than one Near Term Milestone Event has previously been achieved but the aggregate Near Term Milestone Payment paid or payable at such time is $[***].	$[***]

3	[***] and no other Near Term Milestone Event has previously been achieved.	$[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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4	Within [***] days after the closing of an IPO by Spero (or an Affiliate of Spero or any successor to Spero or its Affiliate) if no other Near Term Milestone Event has previously been achieved.	2,500,000

5	Within [***] days after the closing of an IPO by Spero (or an Affiliate of Spero or any successor to Spero or its Affiliate) if no more than one Near Term Milestone Event has previously been achieved but the aggregate Near Term Milestone Payment paid or payable at such time is $1,250,000.	$1,250,000

For clarity, each Near Term Milestone Payment is payable only once, regardless of the number of Combination Products that achieve the relevant Near Term Milestone Event or the number of times a Combination Product achieves such Near Term Milestone Event, and in no event will aggregate Near Term Milestone Payments exceed $2,500,000.

(b) Spero will, in addition to the Near Term Milestone Events, pay to Northern an aggregate of $4,500,000 (the “Marketing Milestone Payment”) upon receipt of Marketing Approval for a Combination Product, regardless of whether the Marketing Approval is achieved by Spero, one of its Affiliates or a Sublicensee.

(c) As used in this Section 2.3, the following terms shall have the following respective meanings:

“Combination Product” means any product, process or service which incorporates one or more therapeutically active ingredients, other than a Licensed Compound, in combination or co-formulation, regardless whether administered separately or together, with a Licensed Compound.

“IPO” means either (i) the initial public offering by Spero Therapeutics, LLC (or any other Affiliate of Spero, or any successor to Spero or its Affiliate) of its or its Affiliate’s securities (or their successor’s securities), or (ii) [***].

“Marketing Approval” means, with respect to a Combination Product, in a particular jurisdiction, the receipt of all approvals, licenses, registrations or authorizations necessary for the sale and marketing of such Combination Product in such jurisdiction, including, with respect to the United States, approval of NDA for such Combination Product by the FDA. For clarity, Marketing Approval does not include reimbursement authorization or pricing approval determinations.

“[***]” means [***].

“[***]” means [***].

“[***]” means [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Section 3. Transfer of Northern Know-How.

3.1 Documentation. During the [***] period following the Initial Effective Date, Northern shall provide to Spero one (1) electronic copy of all documents, data or other information in Northern’s or its Affiliates’ possession or control as of the Initial Effective Date to the extent that such documents, data and information describe or contain Northern Know-How. Northern shall provide and transfer to Spero in the same manner all additional Northern Know-How that may from time to time become available to Northern (and in any event at least semi-annually), including that concerning any Improvements.

3.2 Technical Assistance. Northern shall reasonably collaborate with Spero in the further development of the Licensed Compounds. Such collaboration shall include Northern providing Spero with reasonable access by teleconference or in-person at Northern’s facilities to Northern personnel who have been involved in the research and development of the Licensed Compounds to provide Spero with a reasonable level of technical assistance and consultation in connection with the transfer of Northern Know-How.

Section 4. Development and Commercialization; Joint Steering Committee.

4.1 Responsibilities and Costs. Spero shall have sole responsibility for, and shall bear all its costs of conducting, all development and commercialization of Licensed Compounds and Licensed Products (including manufacturing all required materials and filing for and obtaining all required regulatory approvals). Spero shall own the results of all such activities, and as between the Parties, all such regulatory approvals shall be obtained by and in the name of Spero (or its Affiliates or Sublicensees).

4.2 Reporting. Spero shall provide to Northern a written report for each calendar quarter, which shall adequately describe the status of the development and commercialization of the Licensed Compounds and Licensed Products (including for the avoidance of doubt any Combination Product), including at a minimum: results and data of any clinical or non-clinical studies and [***]. All such reports and their contents shall constitute Confidential Information of Spero.

4.3 Joint Steering Committee. Promptly following the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) to provide for the exchange of information and ideas regarding the continued research and development of the Licensed Compounds, to plan and monitor the conduct of such research and activities during the Term and to provide and receive updates regarding the invention or development of any Improvements. The JSC shall not have any decision-making authority and is not authorized to [***] or to [***]. Each of the Parties shall designate in writing [***] representatives to the JSC. Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JSC by giving written notice to the other Party. The JSC shall establish a schedule of times for regular meetings to be conducted by teleconference or in person as it shall determine. The Parties shall each bear all expenses of their respective JSC representatives related to their participation on the JSC and attendance at JSC meetings; provided that if Spero reimburses any of its, or its Affiliates, officers, directors or employees for such participation it shall so notify Northern and it shall reimburse Northern for the participation of any of its, or its Affiliates, officers, directors or employees for such participation on the same terms.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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Section 5. Patent Prosecution, Infringement and Extensions.

5.1 Appointment and Cooperation. With respect to all of the rights and activities of Spero set forth in this Section 5, Northern hereby appoints Spero as its agent for such purposes with the authority to act on Northern’s behalf with respect to the Northern Patent Rights. Northern shall cooperate with Spero in the exercise of Spero’s authority granted herein, and shall execute such documents and take such additional action as Spero may request in connection therewith. The Parties shall promptly update Exhibit C to list all Northern Patent Rights (including Northern Improvement Patents).

5.2 Prosecution and Maintenance.

(a) By Spero. Within [***] of the Effective Date, Northern shall mandate its patent attorneys ([***], and [***]) to provide Spero, at Spero’s cost, with copies of the complete prosecution files for all patents and patent applications listed on Exhibit C. Spero shall be solely responsible for the preparation, prosecution (including any interferences, oppositions, reissue proceedings and reexaminations) and maintenance of the Northern Patent Rights, and all filing, prosecution, and maintenance decisions with respect to the Northern Patent Rights shall be made by Spero, provided Northern shall retain the right to give comments to Spero on material aspects of those activities. Spero shall be responsible for all its costs incurred for such preparation, prosecution and maintenance. Each Party shall provide to the other Party copies of any papers relating to the filing, prosecution or maintenance of Northern Patent Rights promptly upon receipt. Northern shall not take any action with respect to the prosecution or maintenance of any Northern Patent Rights without the prior written consent of Spero, except as contemplated by Section 5.2(b). In addition to the foregoing, promptly following the Effective Date, Spero and Northern shall use reasonable best efforts to work together to prepare and file, where permitted under applicable laws and regulations, continuation applications, divisional applications or such other applications or filings related to the Northern Patent Rights that claim solely Other Compounds and their uses (such applications or filings and any patents issuing therefrom are the “OC Patents”). Spero shall pay the first [***] dollars ($[***]) in out-of-pocket expenses incurred in connection with the preparation and filing of such patent applications and filings and thereafter the Parties shall [***] such costs and expenses. The OC Patents shall not be included in the Northern Patent Rights for any other purposes under this Agreement. For avoidance of doubt, as between the Parties, Northern and its designees shall have sole authority to pursue the further prosecution, maintenance and enforcement of the OC Patents. Furthermore, in an identical fashion, following the Effective Date, Spero and Northern shall use reasonable best efforts to work together, at Spero’s sole expense, to prepare and file, where permitted under applicable laws and regulations, continuation applications, divisional applications or such other applications or filings related to the Northern Patent Rights that do not claim any Other Compounds or their uses (such applications or filings and any patents issuing therefrom are the “SC Patents”. For avoidance of doubt, as between the Parties, Spero and its designees shall have sole authority to pursue the further prosecution, maintenance and enforcement of the SC Patents.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(b) By Northern. Spero shall not knowingly permit any of the Northern Patent Rights to be abandoned in any country or their scope to be unreasonably limited (for example, to exclude Other Compounds) without Northern first being given an opportunity to assume full responsibility for the continued prosecution and maintenance of same. In the event that Spero decides not to continue the prosecution or maintenance of a patent application or patent within Northern Patent Rights in any country, Spero shall provide Northern with notice of this decision at least [***] prior to any pending lapse or abandonment thereof. Northern shall have the right to assume control of the continued prosecution or maintenance of any such patent application or patent (excluding any SC Patents) provided that Northern shall, if so requested by Spero, take such actions as may be reasonably requested by Spero to amend such patent applications or patents, to the extent feasible under applicable laws and regulations, to narrow the scope thereof so that such patent applications and patents no longer claim Licensed Compounds if such amendment is feasible without excluding Other Compounds from being so claimed. In the event that Northern elects to assume responsibility for such prosecution and maintenance within [***] of Spero’s notice, Section 5.2(a) shall thereafter apply to such patent application(s) and patent(s) except that the role of Spero and Northern shall be reversed thereunder, including that Northern shall be solely responsible for all costs arising from those activities and hence it shall be also deemed that the exclusive, even as to Spero, rights to said patent(s) and patent application(s) return to the full discretion of Northern and Northern shall redeem all its rights back to its ownership with the purchase price of one US dollar.

5.3 Enforcement and Defense. In the event that Northern or Spero becomes aware of a suspected infringement of any Northern Patent Right, or any such Northern Patent Right is challenged in any action or proceeding (other than any interferences, oppositions, reissue proceedings or reexaminations, which are addressed above), such Party shall notify the other Party promptly, and following such notification, the Parties shall confer. Except as otherwise provided below, Spero shall have the right, but shall not be obligated, to defend any such action or proceeding or bring an infringement action with respect to such infringement at its own expense, in its own name and entirely under its own direction and control, or settle any such action or proceeding by sublicense; provided that, if there exists an issued SC Patent to serve as the basis of the infringement action in connection with such Third Party activities, Spero will limit its enforcement action to such SC Patent if so doing does not materially decrease Spero’s likelihood of success. Prior to initiating an enforcement action that uses a Northern Patent Right other than an SC Patent as the basis for the claim of infringement, Spero shall meet with Northern to discuss ways to manage the potential risk to such Northern Patent Right in connection with such enforcement action, including limiting the number and scope of claims that are asserted in connection with such action. Spero shall use good faith efforts to employ any reasonable measures agreed to by the Parties to manage such potential risk. Northern shall reasonably assist Spero in any action or proceeding being defended or prosecuted if so requested, and shall join such action or proceeding if reasonably requested by Spero or required by applicable law at Spero’s expense. After Spero has recovered an amount equal to the cost it incurred in connection with any such action or proceeding, any remaining and received amounts of compensation and/or damages paid by a third party as awarded to Spero due to the above action or proceeding shall be shared [***] percent ([***]%) to Spero and [***] percent ([***]%) to Northern. With respect to infringements arising out of the activities of a Third Party with a compound that is an Other Compound, Northern shall have the right, but shall not be obligated, to defend any such action or proceeding or bring an infringement action with respect to such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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infringement at its own expense, in its own name and entirely under its own direction and control, or settle any such action or proceeding by sublicense; provided that, if there exists an issued OC Patent to serve as the basis of the infringement action in connection with such Third Party activities, Northern will limit its enforcement action to such OC Patent if so doing does not materially decrease Northern’s likelihood of success and the roles of the Parties under this Section 5.3 shall be reversed, solely with respect to such action. Prior to initiating an enforcement action that uses a Northern Patent Right other than an OC Patent as the basis for the claim of infringement, Northern shall meet with Spero to discuss ways to manage the potential risk to such Northern Patent Right in connection with such enforcement action, including limiting the number and scope of claims that are asserted in connection with such action. Northern shall use good faith efforts to employ any reasonable measures agreed to by the Parties to manage such potential risk.

5.4 Patent Extensions; Orange Book Listings; Patent Certifications.

(a) Patent Term Extension. If elections with respect to obtaining patent term extension or supplemental protection certificates or their equivalents in any country with respect to Northern Patent Rights or other patent rights covering Licensed Products or their manufacture or use are available, Spero shall have the sole right to make any such elections. In case Spero decides not to make such election with respect to a Licensed Product, Northern has the right but no obligation to do so in its own name and at its own expense with respect to a product containing an Other Compound (but not with respect to a Licensed Product).

(b) Data Exclusivity and Orange Book Listings. With respect to data exclusivity periods (such as those periods listed in the FDA’s Orange Book (including any available pediatric extensions) or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83, and all equivalents in any country), Spero shall have the sole right to seek and maintain all such data exclusivity periods available for the Licensed Products.

(c) Notification of Patent Certification. Northern shall notify and provide Spero with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of a Northern Patent Right pursuant to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application, an application under §505(b)(2) or any other similar patent certification by a Third Party, and any foreign equivalent thereof. Such notification and copies shall be provided to Spero within [***] after Northern receives such certification, and shall be sent to the address set forth in Section 9.4.

Section 6. Confidential Information and Publicity.

(a) Confidential Information. Except as expressly provided herein, each of the Parties agrees that, for itself and its Affiliates, and for as long as this Agreement is in effect and for a period of [***] years thereafter, a Party and its Affiliates (the “Receiving Party”) receiving Confidential Information of the other Party or its Affiliates (the “Disclosing Party”) shall (i) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (ii) not use such Confidential Information for any purpose except those licensed or otherwise authorized or permitted by this Agreement. For clarity, all Confidential Information of Spero received by or disclosed to Northern hereunder shall be used by Northern only for ensuring that Spero complies with its obligations hereunder and for no other purposes.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(b) Exceptions. The obligations in Section 6.1(a) shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent proof:

(i) is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;

(ii) was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(iii) is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(iv) is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party; or

(v) has been independently developed by employees or contractors of the Receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the Disclosing Party.

(c) Authorized Disclosures. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(i) subject to Section 6.2, by either Party in order to comply with applicable non-patent law (including any securities law or regulation or the rules of a securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance;

(ii) by either Party, in connection with prosecuting or defending litigation, making regulatory filings, and filing, prosecuting and enforcing patent applications and patents;

(iii) by Spero, to its Affiliates, potential and future collaborators (including Sublicensees), permitted acquirers or assignees under Section 9.1, research collaborators, subcontractors, investment bankers, investors, lenders, and their and each of Spero and its Affiliates’ respective directors, employees, contractors and agents; and

(iv) by Northern to its Affiliates, permitted acquirers or assignees under Section 9.1, investment bankers, investors, lenders, and their and Northern and its Affiliates’ respective directors, employees, contractors and agents,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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provided that (1) with respect to Section 6.1(c)(i) or 6.1(c)(ii), where reasonably possible, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (2) with respect to Sections 6.1(c)(iii) and 6.1(c)(iv), each of those named people and entities must be bound prior to disclosure by confidentiality and non-use restrictions at least as restrictive as those contained in this Section 6 (other than investment bankers, investors and lenders, who must be bound prior to disclosure by commercially reasonable obligations of confidentiality). In addition to the foregoing, Spero and its Affiliates and Sublicensees may make such disclosures of Northern Know-How specifically concerning the Licensed Compound and its use as any of them may deem reasonably necessary for their business.

6.2 Terms of this Agreement; Publicity. The Parties agree that the terms of this Agreement shall be treated as Confidential Information of both Parties, and thus may be disclosed only as permitted by Section 6.1(c), with the exception, however, that, in order to comply with the stipulations in the Sections 5.2 through 5.4 of this Agreement, Northern shall be allowed to disclose the terms of this Agreement to bone fide potential licensee of the Northern Patent Rights covering Other Compounds. Each Party agrees not to issue any press release or other public statement disclosing information relating to this Agreement or the transactions contemplated hereby or the terms hereof without the prior written consent of the other Party or as permitted by Section 6.1(c).

6.3 Relationship to the Confidentiality Agreement. This Agreement supersedes the Confidentiality Agreement, provided that all “Confidential Information” disclosed or received by the Parties thereunder shall be deemed “Confidential Information” hereunder and shall be subject to the terms and conditions of this Agreement.

Section 7. Warranties; Limitations of Liability; Indemnification

(a) Northern Representations and Warranties. Northern covenants, represents and warrants to Spero that as of the Effective Date (unless another date is set forth below): Northern is a corporation duly organized, validly existing and in good standing under the laws of state or jurisdiction in which it is incorporated, and it has full right and authority to enter into this Agreement and to grant the licenses and other rights to Spero as herein described.

(b) This Agreement has been duly authorized by all requisite corporate action, and when executed and delivered will become a valid and binding contract of Northern enforceable against Northern in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other law affecting creditors’ rights generally from time to time if effect, and to general principles of equity.

(c) The execution, delivery and performance of this Agreement does not conflict with any other agreement, contract, instrument or understanding, oral or written, to which Northern is a party, or by which it is bound, nor will it violate any law applicable to Northern.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(d) All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other persons or entities required to be obtained by Northern in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.

(e) Attached hereto as Exhibit C is a complete and accurate list of all patents and patent applications owned (in whole or in part) or otherwise Controlled by Northern or any of its Affiliates that the manufacture, use, sale, offer for sale or importation of any Licensed Compounds would infringe on the Initial Effective Date. To the knowledge of Northern on the Initial Effective Date, the issued claims included in the Northern Patent Rights were valid and enforceable, and no written claim had been made (except by a patent examiner during prosecution of the patent application(s) that resulted in any such issued patent claims), and no action or proceeding had been commenced or threatened, alleging to the contrary. Northern was on the Initial Effective Date and the Effective Date, the sole and exclusive owner of all right, title and interest in and to the Northern Patent Rights. None of the Northern Patent Rights or Northern Know-How was on the Initial Effective Date or Effective Date, subject to any lien, security interest or other encumbrance created by Northern. To Northern’s knowledge on the Initial Effective Date, the conception and reduction to practice of the Northern Patent Rights have not constituted or involved the misappropriation of trade secrets or other rights or property of any Third Party. There were on the Initial Effective Date, no claims, judgments or settlements against or amounts with respect thereto owed by Northern or any of its Affiliates relating to the Northern Patent Rights. To Northern’s knowledge on the Initial Effective Date, there has been no infringement by any Third Party of any Northern Patent Rights. Apart from the financial obligations listed in Exhibit D, the use or practice of the license grants contained in Section 2 shall not trigger any payment obligation by Northern or any of its Affiliates to any Third Party.

(f) On the Initial Effective Date, there was no pending action or proceeding alleging, or, to Northern’s knowledge on the Initial Effective Date, any written communication alleging, that the manufacture, use, sale, offer for sale or importation of any Licensed Compounds, the activities of Northern or any of its Affiliates or any of their licensees with respect to any such Licensed Compounds, or the practice or use of the Northern Patent Rights or Northern Know-How, had or would infringe or misappropriate any patent or other intellectual property rights of any Third Party. Northern had on the Initial Effective Date notified Spero of all such rights of any Third Party of which Northern was aware that are related to the foregoing activities.

(g) On the Initial Effective Date, Northern did not have any knowledge of any scientific or clinical facts or circumstances that would materially and adversely affect the safety, efficacy or market performance of any Licensed Compounds that had not been communicated to Spero.

(h) Northern covenants that it will provide prompt written notice to Spero if Northern receives or sends any notice relating to an actual or purported breach of that certain Intellectual Property Rights Purchase Agreement between [***] and Northern dated on or about [***], or if Northern becomes aware of any reasonable basis for such a claim.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL EXECUTION COPY	LICENSE AGREEMENT

7.2 Spero Representations and Warranties. Spero covenants, represents and warrants to Northern that as of the Effective Date:

(a) Spero is a corporation duly organized, validly existing and in good standing under the laws of state in which it is incorporated, and it has full right and authority to enter into this Agreement and to accept the rights and licenses granted as herein described.

(b) This Agreement has been duly authorized by all requisite corporate action, and when executed and delivered will become a valid and binding contract of Spero enforceable against Spero in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally from time to time if effect, and to general principles of equity.

(c) The execution, delivery and performance of this Agreement does not conflict with any other agreement, contract, instrument or understanding, oral or written, to which Spero is a party, or by which it is bound, nor will it violate any law applicable to Spero.

(d) All necessary consents, approvals and authorizations of all regulatory and governmental authorities and other persons or entities required to be obtained by Spero in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.

(e) Spero covenants that it will [***] to make commercial use of the Northern Patent Rights and to prosecute, maintain and/or defend the Northern Patent Rights in accordance with bona fide strategic reasons intended to support the development and commercialization of the Licensed Products and not otherwise for the benefit of any Third Parties.

7.3 DISCLAIMER. EXCEPT AS PROVIDED IN SECTION 7.1, NORTHERN, TO THE FULLEST EXTENT PERMITTED BY LAW, EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY AND/OR BREADTH OF THE PATENT COVERAGE, AND INFRINGEMENT. EXCEPT AS PROVIDED IN SECTION 7.1, NORTHERN MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED COMPOUNDS OR LICENSED PRODUCTS.

7.4 Indemnification. Except to the extent arising out of a breach of this Agreement by Northern or the gross negligence or intentional misconduct of an Indemnitee, Spero shall indemnify, defend and hold harmless Northern and its directors, officers, employees, agents and the successors and assignees of any of the foregoing (collectively, the “Indemnitees”) from and against any and all judgments, out of pocket losses, expenses, actual damages and/or liabilities (including, without limitation, any and all reasonable attorney’s fees), that an Indemnitee may incur from any and all Third Party claims, suits, actions and/or proceedings arising out of, relating to, or incidental to the design, manufacture, distribution or use of Licensed Compounds or Licensed Products. This indemnification obligation shall be limited as and to the extent that

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL EXECUTION COPY	LICENSE AGREEMENT

an Indemnitee failure to give prompt written notice of such a Third Party claim, suit, action and/or proceeding to Spero causes the loss of a defense that otherwise would have been available in connection with such Third Party claim, suit, action and/or proceeding. Spero shall control the defense of any such Third Party claims, suits, actions and/or proceedings.

Section 8. Term, Termination and Survival.

8.1 Term. This Agreement shall commence as of the Effective Date and the license grants contained in Section 2 are perpetual, irrevocable and fully paid up.

8.2 Survival. The following provisions shall survive expiration or termination of this Agreement for any reason, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: Sections 6, 7, 8 and 9. Expiration or termination of this Agreement for any reason shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, subject to Section 9.5, with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation.

Section 9. General Provisions.

9.1 Assignment. Neither Party may assign this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided that either party may transfer or assign this Agreement, in whole or in part, to an Affiliate, or in connection with a merger, consolidation, or a sale or transfer of all or substantially all of the assets to which this Agreement relates, provided that all obligations of such party are assumed by the assignee. Any assignment or transfer in violation of this Section 9.1 shall be void. This Agreement shall inure to the benefit of, and be binding upon, the legal representatives, successors and permitted assigns of the Parties. In the event that [***], Spero or any of its Affiliates or successors, is acquired [***], the Parties agree that if, at the time of such acquisition, Spero, or any of its Affiliates or successors, is continuing to research, develop or commercialize one or more Licensed Compounds or Licensed Products, then [***].

9.2 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their reasonable best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

9.3 Amendment; Waiver. This Agreement may not be modified, amended or rescinded, in whole or part, except by a written instrument signed by the Parties; provided that any unilateral undertaking or waiver made by one Party in favor of the other shall be enforceable if undertaken in a writing signed by the Party to be charged with the undertaking or waiver. No delay or omission by either Party hereto in exercising any right or power occurring upon any noncompliance or default by the other Party with respect to any of the terms of this Agreement

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL EXECUTION COPY	LICENSE AGREEMENT

shall impair any such right or power or be construed to be a waiver thereof. A waiver by either of the Parties of any of the covenants, conditions or agreements to be performed by the other shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement herein contained.

9.4 Notices. Except as otherwise provided herein, all notices under this Agreement shall be sent by certified mail or by overnight courier service, postage prepaid, to the following addresses of the respective Parties:

If to Spero, to:	Spero Potentiator, Inc.
675 Massachusetts Avenue, 14th floor
Cambridge, MA 02139
Attention: Chief Executive Officer

With a required copy to:	Mintz Levin
One Financial Center, 40th Floor
Boston, MA 02111
Attention: Lewis Geffen, Esq.

If to Northern, to:	Northern Antibiotics Oy (Ltd.)
Tekniikantie 14 (Technopolis, Innopoli 2) A111
FIN-02150 Espoo, Finland
Attention: Martti Vaara

With a required copy to:	Borenius Attorneys Ltd
Eteläesplanadi 2
FIN-00130 Helsinki Finland
Attention: Ben Rapinoja

or to such address as each Party may hereafter designate by notice to the other Party. A notice shall be deemed to have been given on the date it is received by all required recipients for the noticed Party.

9.5 Dispute Resolution. Disputes arising under or in connection with this Agreement shall be resolved pursuant to this Section 9.5; provided, however, that in the event a dispute cannot be resolved without an adjudication of the rights or obligations of a Third Party, the dispute procedures set forth in this Section 9.5 shall be inapplicable as to such dispute.

(a) In the event of a dispute between the Parties, the Parties shall first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis within [***], any Party may, by written notice to the other, have such dispute referred to each of the Parties’ respective CEOs or his or her designee (who shall be a senior executive), who shall attempt in good faith to resolve such dispute by negotiation and consultation for a [***] period following receipt of such written notice.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL EXECUTION COPY	LICENSE AGREEMENT

(b) In the event the Parties’ CEOs (or designees) are not able to resolve such dispute, either Party may at any time after such [***] period submit such dispute to be finally settled by arbitration administered in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) in effect at the time of submission. The arbitration shall be heard and determined by three (3) arbitrators. Spero and Northern shall each appoint one arbitrator and the third arbitrator shall be selected by the two Party-appointed arbitrators, or, failing agreement within [***] following the date of receipt by the respondent of the claim, by the AAA. Such arbitration shall take place in Boston, MA. The arbitration award so given shall be a final and binding determination of the dispute, shall be fully enforceable in any court of competent jurisdiction.

(c) Costs of arbitration are to be divided by the Parties in the following manner: Spero shall pay for the arbitrator it chooses, Northern shall pay for the arbitrator it chooses, and the costs of the third arbitrator shall be divided equally between the Parties. Except in a proceeding to enforce the results of the arbitration or as otherwise required by law, neither Party nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of both Parties.

9.6 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of law provisions.

9.7 Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may deem advisable in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.

9.8 Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute Northern and Spero as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.

9.9 Entire Agreement. Save for the certain Exchange Agreement entered into between the Parties on June 28, 2017, this Agreement (along with the Exhibits) contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and replaces any and all previous arrangements and understandings, including the Confidentiality Agreement, whether oral or written, between the Parties with respect to the subject matter hereof.

9.10 Headings. The captions to the several Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Sections hereof.

9.11 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting party shall not apply.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL EXECUTION COPY	LICENSE AGREEMENT

9.12 Interpretation. Whenever any provision of this Agreement uses the term “including” (or “includes”), such term shall be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. All definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural. Unless otherwise provided, all references to Sections and Exhibits in this Agreement are to Sections and Exhibits of this Agreement.

9.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Remainder of this Page Intentionally Left Blank]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date.

NORTHERN ANTIBIOTICS OY (LTD.)

By:	/s/ Martti Vaara
(Signature)
Name:	Martti Vaara
Title:	CEO
Date:	June 28, 2017

SPERO POTENTIATOR, INC.

By:	/s/ Ankit Mahadevia
(Signature)
Name:	Ankit Mahadevia
Title:	Chief Executive Officer
Date:	June 28, 2017

SIGNATURE PAGE TO

LICENSE AGREEMENT

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

EXHIBIT A

LICENSED COMPOUNDS

Any and all compounds [***] and claimed or covered by Northern Patent Rights (listed in Exhibit C). For avoidance of any doubt, Licensed Compounds include e.g. [***] and exclude Other Compounds such as e.g. [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit A-1

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

EXHIBIT B

SPECIFIC NORTHERN KNOW-HOW

The know-how in the documents below covers both Licensed Compounds and Other Compounds; for the purposes of this Agreement, only the know-how covering Licensed Compounds shall be regarded as Northern Know-How.

Publications:

[***].

[***].

[***].

[***]

[***].

[***].

[***].

[***].

[***].

[***].

[***].

[***].

Poster:

[***]

[***].

Specific documents:

[***]

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-1

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL EXECUTION COPY	LICENSE AGREEMENT

[***]

[***]

[***]

[***]

[***]

[***]

Email messages sent to Spero:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit B-2

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

EXHIBIT C

NORTHERN PATENT RIGHTS

For avoidance of any doubt, it is understood and accepted that Northern Patent Rights claim, cover or relate to both Licensed Compounds and Other Compounds, and that the Exclusive License to Spero granted above does not include any rights whatsoever to said Other Compounds.

Any and all patent applications and patents derived from [***];

currently including the patent applications [***],

[***],

[***]; and

issued patents [***],

[***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit C-1

CONFIDENTIAL TREATMENT REQUESTED

Execution Version

EXHIBIT D

FINANCIAL OBLIGATIONS

See attached.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit D-1

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL EXECUTION COPY	LICENSE AGREEMENT

Northern Antibiotics Ltd

Proprietary and confidential

IPR-related financial obligations on Northern Antibiotics *

Agreement	Partner	Effective date	Financial obligation
1 [***]	[***]	[***]	[***]
2a [***]	[***]	[***]	[***]
2b [***]	[***]	[***]	[***]
3 [***]	[***]	[***]	[***]

*	This is a summary to be used as general guidance only, and the agreements referred to herein above dominate this summary

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit D-2